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                                                                   EXHIBIT 99.2
                                                                   ------------


                                WRITTEN STATEMENT

In  connection  with  the amended Annual Report of Electric FuelCorporation (the
"Company") on Form 10-K/A for the year ended December 31, 2001filed with the Securities and Exchange Commission (the "Report"), I, AvihaiShen, Vice President
-  Finance  and  Chief  Financial  Officer  of the Company,pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of theSarbanes-Oxley Act of 2002, hereby certify that to my knowledge, the Reportfully complies with the requirements of Section 13(a) or 15(d) of the SecuritiesExchange Act of 1934, and the information contained in the Report fairlypresents, in all material respects, the financial condition and results ofoperations of the Company.

                         By:             /S/ AVIHAI SHEN
                                   -----------------------------------------
                                    Avihai Shen, Vice President - Finance
                                    (Chief Financial Officer)

Date:  May 8, 2003


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